UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 17, 2006

NIGHTHAWK RADIOLOGY HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51786	87-0722777
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 Northwest Boulevard, Suite 202

Coeur d’Alene, Idaho 83814

(Address of principal executive offices, including zip code)

(208) 676-8321

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

NightHawk Radiology Holdings, Inc. (NASDAQ: NHWK), a leading provider of radiology services to radiology groups across the United States, today announces preliminary results of the company’s financial performance for the third quarter ended September 30, 2006. These preliminary results have not been reviewed by the company’s independent registered public accounting firm and are subject to change. The company anticipates releasing additional detail regarding its third quarter financial performance and updated guidance, as well as its financial statements for the three-month and nine-month periods ended September 30, 2006, when it issues its regularly scheduled earnings release early next week.

Third Quarter Highlights

For the third quarter ended September 30, 2006, the company estimates on a preliminary basis that revenue increased to $25.2 million, and revenue for the nine months ended September 30, 2006 will be approximately $68.1 million. This increase in revenue resulted primarily from an increase in same-site volume as well as an increase in number of customers during this period.

For the third quarter ended September 30, 2006, the company estimates on a preliminary basis that net income will be approximately $5.6 million, or $0.18 per diluted share, according to generally accepted accounting principles in the United States (GAAP). The company’s GAAP net income for the third quarter of 2006 included the effects of an aggregate of $1.4 million in estimated non-cash stock-based compensation expenses. Excluding these non-cash stock-based compensation expenses, the company’s adjusted net income for the third quarter of 2006 (net of tax effect) was approximately $6.4 million, or $0.21 per diluted share.

Fourth Quarter Seasonality

The company has historically experienced a seasonal decrease in volume from existing hospital sites during the fourth quarter of each year, and the company expects this trend to continue in the fourth quarter of 2006. In addition, the company expects to see an increase in its sales, general and administrative expense (as a percentage of service revenue) during the fourth quarter of 2006.

About NightHawk

NightHawk, headquartered in Coeur d’Alene, Idaho, is a leading provider of radiology services to radiology groups across the United States. Its team of highly-qualified, U.S. board certified, state-licensed and hospital-privileged radiologists uses its proprietary workflow technology to provide radiological interpretations to its customers primarily from centralized reading facilities located in Sydney, Australia and Zurich, Switzerland.

Forward Looking Statements

This report contains statements that are forward-looking statements as defined within the Private Securities Litigation Reform Act of 1995. These include statements regarding the anticipated release of more detailed third quarter results and financial statements, and seasonality effects on the company’s fourth quarter financial performance as well as additional expenses the company anticipates during the fourth quarter. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from the statements made, including the risks associated with general economic conditions, competitive conditions in the radiology industry, and regulatory risks. Other factors that could cause operating and financial results to differ are described in the company’s prospectus and periodic reports filed with the Securities and Exchange Commission (SEC). Other risks may be detailed from time to time in reports to be filed with the SEC. NightHawk does not undertake any obligation to publicly update its forward-looking statements based on events or circumstances after the date hereof.

Presentation of Non-GAAP Financial Information

The presentation of adjusted net income and adjusted earnings per diluted share described in this report are not measures of financial performance under GAAP and should not be considered substitutes for or superior to GAAP. Management believes these non-GAAP financial measures provides useful information to both management and investors by excluding certain expenses that may not be indicative of our core results and providing for consistency in financial reporting. Specifically, the non-GAAP adjusted net income measure, and related adjusted earnings per diluted share, described in this release excludes the company’s non-cash stock-based compensation charges due to the fact that a substantial portion of our outstanding options are held by our independent contractor physicians and require accounting treatment that differs from the accounting treatment for options held by employees. Further, because of varying available valuation methodologies, subjective assumptions and the variety of award types that companies can use when adopting FAS 123(R), NightHawk’s management believes that providing a non-GAAP financial measure that excludes stock-based compensation allows investors to make meaningful comparisons between our core business operating results and those of the companies within our industry.

We provide non-GAAP adjusted net income, and related adjusted earnings per diluted share, as a financial measure because we also believe it provides greater transparency with respect to supplemental information used by management in its financial and operational decision making and to enhance investors’ overall understanding of our current financial performance and our future prospects. Set forth below is a reconciliation of the company’s adjusted net income to its net income derived under GAAP and the resulting impact on adjusted earnings per diluted share.

Three Months Ended September 30, 2006
(in thousands, except per share data) (preliminary, unaudited)
GAAP Net Income	$5,582
Add back: Aggregate Non-Cash Stock-Based Compensation Expenses	1,396
Subtract: Increase in Income Tax Expense due to effect of add back of Non-Cash Stock Based Compensation Expenses	(544)

Adjusted Net Income	6,434

Earnings Per Diluted Share	$0.18
Adjusted Earnings Per Diluted Share	$0.21
Weighted averages of common shares outstanding:
Basic	29,837
Diluted	30,760

The information provided under Item 2.02 in this Form 8-K is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 17, 2006

NIGHTHAWK RADIOLOGY HOLDINGS, INC.

By:	/s/ Paul E. Cartee
Paul E. Cartee Vice President and General Counsel